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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                  May 15, 2002

                            COLGATE-PALMOLIVE COMPANY
                      EMPLOYEES SAVINGS AND INVESTMENT PLAN
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

               1-644                                         N/A
               -----                                         ---
      (Commission File Number)                 (IRS Employer Identification No.)

    300 Park Avenue, New York, NY                            10022
    -----------------------------                            -----
(Address of principal executive offices)                  (Zip code)

        Registrant's telephone number, including area code (212) 310-2000
                                                           --------------

               Total number of sequentially numbered pages in this
                      filing, including exhibits thereto: 4


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Item 4. Changes in Registrant's Certifying Accountant
(Solely for the Colgate-Palmolive Company Employees Savings and Investment Plan)

This Form 8-K relates solely to the Colgate-Palmolive Company Employees Savings and Investment Plan (the "Plan"). As disclosed by Colgate-Palmolive Company
(the "Company") in its Form 8-K filed with the Securities and Exchange Commission on May 17, 2002, the Company has appointed PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002.

On May 15, 2002, the Employee Relations Committee of the Company, which administers the Plan pursuant to authority delegated by the Board of Directors of the Company and the terms and conditions of the Plan, decided to replace Arthur Andersen LLP ("Arthur Andersen") as the Plan's independent public accountants and to appoint Mitchell & Titus, LLP to serve as the Plan's independent public accountants for the fiscal year ended December 31, 2001.

None of Arthur Andersen's reports on the Plan's financial statements for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Plan's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Plan's financial statements for such years; and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Plan provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 16, 2002, stating its agreement with such statements.

During the Plan's two most recent fiscal years and through the date of this Form 8-K, the Plan did not consult Mitchell & Titus, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any matters or reportable events, as described in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibit is filed with this document.

Exhibit Number           Description
--------------           -----------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 16, 2002

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    COLGATE-PALMOLIVE COMPANY
                               EMPLOYEES SAVINGS AND INVESTMENT PLAN








Date:   May 22, 2002                     By:        /s/ Stephen C. Patrick
                                            ------------------------------------
                                                      Stephen C. Patrick
                                                    Member of the Employee
                                                      Relations Committee